EXHIBIT 13.1

CERTIFICATION OF Principal Executive Officer and Principal Financial Officer

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SodaStream International Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Daniel Birnbaum, Chief Executive Officer of the Company, and Daniel Erdreich, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

2
March 22, 2018

By:	/s/ Daniel Birnbaum	/s/ Daniel Erdreich
	Name: Daniel Birnbaum	Name: Daniel Erdreich
	Title: Chief Executive Officer	Title: Chief Financial Officer